CERTIFICATIONS

I, Thomas Monahan, certify that:

     1. I  have  reviewed  this  Annual  report  on  Form  10-K  of Terra Media, Ltd.;

     2. Based on my knowledge,  this Annual  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements,  and other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this Annual report;

     4. I am responsible for  establishing and maintaining  disclosure  controls and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal  control  over  financial  reporting  (as defined in Exchange Act Rules

13a-15(f) and 15d-15(f)) for the registrant and have:

         (a) Designed such disclosure  controls and  procedures,  or causes such disclosure  controls and  procedures to be designed  under out  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated  SUBSIDIARY,  is made known to us by others within those  entities,

particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting,  or caused such  internal  control  over  financial  reporting  to be  designed  under  our supervision,  to provide  reasonable  assurance  regarding  the  reliability  of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls

and  procedures   and  presented  in  this  report  my  conclusions   about  the

effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         (d)  Disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's  internal control over financial  reporting;

and

     5. I have disclosed, based on my most recent evaluation of internal control over financial reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons  performing  the equivalent function):

         (a) all significant  deficiencies and material weaknesses in the design or operation of internal controls over financial  reporting which are reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process,

summarize and report financial information; and

         (b) any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 8, 2008

/s/Thomas Monahan

Chairman of the Board, President, Principal Financial Officer, Secretary, Treasurer